Exhibit 3.3

TENTH AMENDMENT OF TWENTIETH RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of amending the Twentieth Restated Certificate of Limited Partnership under the Missouri Revised Uniform Limited Partnership Act, states the following:

(1)	The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership's charter number is LP0000443.
(2)	The partnership filed the Twentieth Restated Certificate of Limited Partnership with the Missouri Secretary of State on January 30, 2015.
(3)

The Twentieth Restated Certificate of Limited Partnership is hereby amended to reflect the general partner withdrawals and admissions attached hereto on Exhibit A effective as of the dates listed on Exhibit A.

Upon the admissions and withdrawals of said partners, the number of general partners is 404.

In affirmation thereof, the facts stated above are true.

Dated:  January 22, 2016

General Partner:

By	/s/ James D. Weddle
James D. Weddle
Managing Partner/Authorized Person/Attorney-in-Fact

EXHIBIT A

Withdrawn General Partners:

Partner Name	Date Withdrawn as General Partner	Address 1 & 2	City, State & Zip
1994 Inglett Family Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Alex Ghobad Heidari Revocable Living Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Asoera, Hans Oshiorenoyai	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Barrows, Joseph L.	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Blanchard, Kenneth	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Bradley A. Ytterberg Revocable Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Daniel Middleton and Carol Wechsler Living Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
David A. Mayo and Diane M. Mayo Revocable Living Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
David II, Charles Michael	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Hammer, Douglas Earl	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Hansen, Dorian Ronayne	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Hickok, Jeffrey Kyle	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Hope III, Ruben Wert	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Iversen, Brad Christopher	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Johnson, Everett J	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Kathryn A. Woodward Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Kelly, Timothy M	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
King, Michael William	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Koinis, James R.	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Large, Daniel D	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Maitra, Sucharita	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Pamela K. Cavness Revocable Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Reis, Michelle Marie	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Revocable Living Trust of Mary Beth Heying	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Richard Dennis Schachner Revocable Living Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Sides, Michael Lee	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Simis, Robert Sam	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Smith, James Frederick	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Soma, Steve Levern	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
The Mary Burnes Revocable Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Van Genderen, Scott D	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Weeast Sr, Jeffrey Dean	1/1/2016	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Tenth Amendment of Twentieth Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Admitted General Partners:

Partner Name	Date Admitted as General Partner	Address 1 & 2	City, State & Zip
Anderson, Derrick Carl	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Andrew, William Randell	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Beckstead, John Marshall	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Bigford, Kyle Fitzgerald	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Bolger Family Living Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Coleman, William Kent	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Cory & Stephanie Van Duyn Living Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Craig and Stephanie Miyamoto Family Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Curtis W. Long Revocable Trust Agreement	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Dahlstrom, Jonathan Henry	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Dickerson, William Bruce	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Dorcey, Patrick J.	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Everett Jose Johnson Revocable Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Fannin Roland Allen	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Francone, Mary Clair	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
French, Patrick	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Fross, Michael Jeremy	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Giuseffi, Monica Carmen	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Harenza, Michael Eric	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Helms, Wayne A.	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
J. Kyle Hickok Revocable Living Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Johns, Tyler William	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Johnson, Matthew Eric	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Jones, Steven C.	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Keith and Rosemond Moore Living Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Khanna, Rajit	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Lackey Sr, Warren Richard	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Larsen, Leasha Kae	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Lawless, Jason Richard	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Lonski, Nicholas Jerome	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Lynn, Thomas Allen	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Mark G. Putbrese Declaration of Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
McCarver, Thomas Edwin	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
McFadden, Richard D.	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Meghji, Nawaz	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Meier, Rachel Irene	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Metzger, Chad Franklin	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Michael L. Sides and Carrie A. Sides Revocable Living Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Milnes, James Vincent	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Mosbacher Jr, James Emil	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Muncy, Samantha Cecille	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Onder, Nicholas John	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Pritchett II, Leonard R.	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Reese, Steven Alan	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Renk, Kim K.	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Robson, Ryan Timothy	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Scott W. Larson Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Tenth Amendment of Twentieth Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Admitted General Partners:

Partner Name	Date Admitted as General Partner	Address 1 & 2	City, State & Zip
Singer, Robert George	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Sneed, Patrick B.	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
The Kenneth and Lisa Blanchard Living Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
The Pennino Living Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Van Genderen Living Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Wagner, Mark Samuel	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Westmoreland, John William	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Woods, Mark	1/1/2016	12555 Manchester Road	St. Louis, MO 63131
Zachary and Lisa Tarter 2015 Trust	1/1/2016	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Tenth Amendment of Twentieth Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.